Apex VUL®

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

Summary Prospectus for New Investors – April 29, 2024

This Summary Prospectus summarizes key features of the Apex VUL® policy, an individual, flexible premium, adjustable, variable life insurance policy (policy), issued by Massachusetts Mutual Life Insurance Company (MassMutual®, Company, we, us, or our).

Before you invest, you should review the statutory prospectus for the Apex VUL policy, which contains more information about the policy, including its features, benefits, and risks. You can find the current statutory prospectus and other information about the policy online at www.MassMutual.com/Apex. You can also obtain this information at no cost by calling (800) 272-2216 or by sending an email request to MassMutualServiceCenter@MassMutual.com.

YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the premiums you paid less any withdrawals and any Policy Debt or your Account Value less any withdrawals and any Policy Debt. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Purchasing a Policy	13
How Your Policy Can Lapse	14
Surrendering Your Policy or Making Withdrawals: Accessing the Money in Your Policy	16
Additional Information about Fees	18
Appendix A – Funds Available Under the Policy	24

Glossary

Account Value. The value of your investment in the Separate Account Divisions and the GPA.

Administrative Office. MassMutual Customer Service Center, PO Box 1865, Springfield, MA 01102-1865, (800) 272-2216, (Fax) (866) 329-4527, www.MassMutual.com

Attained Age.  The Insured’s age on the Issue Date plus the number of completed Policy Years.

Face Amount. An amount used to determine the insurance coverage the policy provides while it is In Force.

Free Look. Your right to cancel the policy and receive a refund.

Fund(s). The investment entities in which the Separate Account Divisions invest.

Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax, website, or other electronic means), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.

Grace Period. A period that begins when the Net Surrender Value is not sufficient to cover monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.

Guaranteed Death Benefit (GDB) Safety Test. A no-lapse guarantee that allows you to keep the policy In Force until the Guaranteed Death Benefit (GDB) Period End Date regardless of the value of the policy, as long as the Policy Debt Limit has not been reached. The GDB Period End Date is shown in the policy’s specifications pages and is the Policy Anniversary on which the Insured reaches Attained Age 85.

Guaranteed Death Benefit (GDB) Measure. A reference measure only used to determine whether or not the GDB Safety Test is met. The GDB Measure is not used to determine the policy’s Account Value or death benefit, and is not available for monthly charges, loans or surrenders.

In Force. Your policy  has not terminated.

Initial Face Amount. The Face Amount on the Policy Date.

Insurance Risk. The difference between the death benefit and the Account Value.

Insured. The person on whose life the policy is issued.

Issue Date. The date we issue the policy. The Issue Date starts the contestability and suicide periods.

Minimum Death Benefit. The minimum amount of death benefit needed for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.

Modified Endowment Contract (MEC). A special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.

Monthly Charge Date. The Policy Date and the same day of each succeeding calendar month.

Net Premium. A premium payment received in Good Order minus the premium expense charge.

Net Surrender Value. Account Value less any surrender charges and Policy Debt.

Planned Premium. The amount selected by you to be paid on a periodic basis to keep your policy In Force.

Policy Anniversary. The anniversary of the Policy Date.

Policy Date. The starting point for determining the Policy Anniversaries, Policy Years, and Monthly Charge Dates. It is also the day we first deduct monthly charges under the policy.

Policy Debt. All outstanding loans plus accrued interest.

Policy Debt Limit. When total Policy Debt exceeds the Account Value less surrender charges.

Policy Termination. An event where your policy is no longer In Force due to the Net Surrender Value becoming too low to support your policy’s monthly charges and the Guaranteed Death Benefit Safety Test is not met, or if the total Policy Debt exceeds the Account Value less surrender charges.

Policy Year. The twelve-month period beginning with the Policy Date, and each successive twelve-month period thereafter.

Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.

Valuation Date. Any day on which the net asset value of the units of each Separate Account Division is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).

Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the Policy

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you surrender the policy, decrease the Face Amount, or the policy lapses in the first ten Policy Years (fewer years in New York) or the first ten years following an increase in the Face Amount (fewer years in New York), a surrender charge may apply. For the Initial Face Amount, rates are based on the Insured’s issue age, gender, risk class, and coverage year. For each increase in the Face Amount, rates are based on the Insured’s Attained Age, gender, risk class on the effective date of the increase, and coverage year. The surrender charge is the sum of surrender charges for the Initial Face Amount and all Face Amount increases.
For a 35-year-old male Insured, non-tobacco user, in the standard risk classification, with an initial premium of $100,000, $1,000,000 Face Amount and no increases in Face Amount, upon surrender in the first Policy Year, a charge of up to $14,730 could be assessed.

Fee Tables – Transaction Fees – Surrender Charges Charges and Deductions – Transaction Charges – Surrender Charges Death Benefit – Right to Change the Face Amount
Transaction Charges

In addition to surrender charges, you also may be charged for other transactions.
Premium Expense Charge. We deduct a premium expense charge from each premium you pay. The current and maximum premium expense charge is 4% of each premium payment up to and including the Premium Expense Factor, and 4% of premium over the Premium Expense Factor.
Rider Processing Fee.  We assess a one-time processing fee of up to $250 (less in some states) when you exercise the Accelerated Death Benefit for Terminal Illness Rider.
We assess a one-time charge based on the Account Value and Attained Age of the  Insured when the Overloan Protection Rider is exercised.

Fee Tables – Transaction Fees Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Transaction Charges
Ongoing Fees and Expenses

In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses.  Some of these fees and expenses, such as the insurance charge and the cost of certain optional riders, are set based on characteristics of the Insured (e.g., age, sex, and risk classification). You should view the policy’s specifications pages for rates applicable to your policy.
You also will bear fees and expenses associated with the Funds you choose, as shown below.

Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)	0.12%(1)	1.49%(1)

(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.	Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Not a Short-Term Investment

This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges apply for the first ten Policy Years (fewer years in New York) and the first ten years following an increase in Face Amount (fewer years in New York). These charges will reduce the amount payable to you if you surrender the policy during those times.

Overview of the Policy – What is the policy, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options

An investment in this policy is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose.
Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Insurance Company Risks

An investment in the policy is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available at www.MassMutual.com/ratings.

General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account (GPA)
Policy Lapse

Your policy could terminate (or lapse) if the Net Surrender Value of the policy becomes too low to support the policy’s monthly charges and the Guaranteed Death Benefit (GDB) Safety Test is not met, or if total Policy Debt exceeds the Account Value less surrender charges. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement. The death benefit will not be paid if the policy has lapsed.

Principal Risks – Policy Termination Policy Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Generally, you may transfer Account Value among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
Transfers of the policy’s Account Value are subject to the following conditions:

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Transfers from the GPA are limited to one per Policy Year and may not exceed 25% of your Account Value in the GPA (less any Policy Debt). There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Policy Debt) for three consecutive years and you have not added any Net Premiums or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.

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Transfers are not permitted from the GPA to the money market Separate Account Division.

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Transfers from a Separate Account Division to the money market Separate Account Division are not permitted within 90 days of any transfer from the GPA.

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Transfers are not permitted during the Free Look period for those policies in which we refund the premium paid less withdrawals and Policy Debt.

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Transfers (including transfers through automated programs) cannot be processed during a Grace Period.

In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict by the applicable Fund.
MassMutual also reserves the right to remove or substitute Funds as investment options that are available under the policy.

Transfers General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds – Addition, Removal, Closure, or Substitution of Funds
Optional Benefits

Optional benefits, such as riders, may alter the benefits or charges in your policy. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders.

Other Benefits Available Under the Policy

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
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You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

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If you purchase the policy through a qualified retirement plan, you do not receive any additional tax deferral.

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Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income.

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If your policy becomes a Modified Endowment Contract or MEC, loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.

Federal Income Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Your registered representative may receive compensation in the form of commissions for selling the policy to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from us. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the policy may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to offer or recommend this policy over another investment.

Other Information – Distribution
Exchanges

Some investment professionals may have a financial incentive to offer you a policy in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing life insurance policy.

Other Benefits Available Under the Policy – Right to Exchange or Convert

Overview of the Policy

What is the policy, and what is it designed to do?

The policy is a variable life insurance policy that provides a death benefit. It is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the Massachusetts Mutual Variable Life Separate Account I (Separate Account). The policy allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the policy.

In exchange for your premium payments, we will pay the beneficiary a death benefit when the Insured dies while the policy is In Force. You can select one of the three death benefit options available under the policy. Subject to certain limitations, you can change the death benefit option you selected.

Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payments in a short period of time. The policy is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the policy. You may want to consult your financial or tax adviser.

How are premium payments treated under the policy?

When you apply for the policy, you select (within certain limitations) the Planned Premium amount and the payment frequency (annual, semiannual, quarterly, or monthly). The Planned Premium amount is based on a number of factors, including, but not limited to, the Face Amount, the Insured’s issue age, gender and risk classification. Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Initial Premium. The Minimum Initial Premium depends on the premium frequency you choose, the policy’s Initial Face Amount and death benefit option, the Insured’s age, gender and risk classification, and whether the policy has any riders.

After the first premium has been paid, the policy offers premium flexibility, which allows subsequent premium payments to be paid in any amount and at any time, within certain limits. Although you must maintain sufficient Net Surrender Value to keep the policy In Force, there is no required schedule for premium payments. You should review the Premium Flexibility section of the statutory prospectus for additional important information.

When a premium payment is received in Good Order, we deduct a premium expense charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions. Depending on the state in which we issue the policy, we may hold your initial Net Premium payments in the money market division until the Free Look period is completed.

Investments in your policy’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Apex VUL  policies. Currently, the Apex VUL  segment is divided into over 50 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this Summary Prospectus. Please see “Appendix A – Funds Available Under the Policy.”

Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company’s financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA will earn interest at a minimum rate of 1% per year. We may credit a higher rate at our discretion.

Payment of insufficient premiums may result in the policy lapsing. Although this policy does offer a no-lapse guarantee feature, the Guaranteed Death Benefit Safety Test, there is no guarantee that the policy will remain In Force as a result of making Planned Premium payments.

Federal law, such as the Internal Revenue Code of 1986, as amended (IRC), places restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for a policy to meet the IRC’s guidelines, either the Cash Value Accumulation Test or the Guideline Premium Test must be chosen. If you choose the Cash Value Accumulation Test, any premium payment that would exceed its limits may only be accepted if the Insured provides us with satisfactory evidence of insurability. If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds its limit.

What are the primary features and options that the policy offers?

•	Choice of Death Benefit Options. The policy offers a choice of one of three death benefit options – a Level Option, Return of Account Value Option, and Return of Premium Option. Please see the “Death Benefit” sections in this Summary Prospectus and the statutory prospectus for more information.

•	Face Amount Changes. You may request an increase or decrease in the Face Amount. If you change your Face Amount, your policy charges, including surrender charges, will change accordingly. If the policy’s Account Value less surrender charges (or Net Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Face Amount, a premium payment may be required.

•	Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•	Surrenders and Withdrawals. You may surrender your policy, and we will pay you its Net Surrender Value (Account Value less any surrender charges and Policy Debt). You may also withdraw a part of the Net Surrender Value. A withdrawal reduces the policy values, may reduce the Face Amount of the policy, and may increase the risk that the policy will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•	Loans. You may take a loan on the policy once your Account Value exceeds the total of any surrender charges. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate or lapse. Interest charges will apply.

•	Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.

•	Guaranteed Death Benefit (GDB) Safety Test. This policy offers a no-lapse guarantee, the GDB Safety Test, at no cost to you. Except as provided below, prior to the Guaranteed Death Benefit (GDB) Period End Date shown in the policy’s specifications page, your policy will not terminate or lapse, regardless of its Account Value, as long as the GDB Safety Test has been met. Even if the GDB Safety Test is met, this policy may terminate if Policy Debt exceeds the Account Value less any surrender charges that may apply (1) on a Monthly Charge Date or (2) on the Valuation Date a premium payment is received, if the policy is in the Grace Period.

•	Assignability. Subject to our approval, you may generally assign the policy as collateral for a loan or other obligation.

•	Tax Treatment. You are generally not taxed on the policy’s earnings until you withdraw Account Value from your policy. This is known as tax deferral.

•	Additional Rider Benefits. There are additional benefits you may add to your policy by way of riders. An additional charge may apply if you elect a rider. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” sections in this Summary Prospectus and the statutory prospectus.

•	Persistency Credit. Beginning on the 15th Policy Anniversary and on each Monthly Charge Date thereafter that your policy is In Force, we will apply a Persistency Credit to your non-loaned Account Value. The payment of the Persistency Credit is not guaranteed, except in New York.

Death Benefit

How is the death benefit calculated? How is the death benefit paid? Can I change the death benefit and how much is payable under the death benefit?

When you apply for the policy, you must select one of three available death benefit options. Each death benefit option is the greater of an amount noted below and the Minimum Death Benefit on the date of death:

•	Option 1 – Level Option: The current Face Amount.

•	Option 2 – Return of Account Value Option: The current Face Amount plus the Account Value.

•	Option 3 – Return of Premium Option: The current Face Amount plus premiums paid through Attained Age 90 and not refunded.

The Minimum Death Benefit is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Under the Cash Value Accumulation Test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s: (1) gender; (2) Attained Age; and (3) tobacco use risk classification. Under the Guideline Premium Test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the Attained Age of the Insured. The death benefit factors are shown in your policy.

The death benefit we pay will be reduced by any outstanding Policy Debt and any unpaid premium needed to avoid Policy Termination or lapse. We calculate the death benefit as of the date of the Insured’s death.

We will normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office. We will pay the death benefit in a lump sum.

After the first Policy Year, you may change the death benefit option if the Insured is alive. However, the death benefit option cannot be changed to Option 3 – Return of Premium Option, and no change will be permitted beyond the Insured’s Attained Age 120. We reserve the right to limit the number of death benefit option changes in a Policy Year.

You may increase or decrease the Face Amount of the policy. If you change your Face Amount, your policy charges, including surrender charges, will change. If the policy’s Account Value less surrender charges (or Net Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Face Amount, you may be required to pay an additional premium.

To increase the policy Face Amount, you must send to our Administrative Office a written application and evidence the Insured is still insurable. The increase in Face Amount must be at least $25,000 and cannot be made after the sixth Monthly Charge Date after the Insured’s 75th birthday. You may not decrease the Face Amount to less than the minimum Face Amount ($50,000).

Other Benefits Available Under the  Policy

Are there other benefits I can select that will affect how much money my designated beneficiaries or I will receive under the policy, or otherwise will affect my rights under the policy? What are the features, costs, and any limitations associated with these other benefits?

In addition to the death benefit associated with your policy, other standard and optional benefits also may be available to you. The purposes, fees, and restrictions/limitations of these additional benefits are briefly summarized in the following table.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Terminal Illness Rider	Advances portion of death benefit upon receipt of proof that the Insured is terminally ill and not expected to live more than 12 months	Standard
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Eligible payment amount (Eligible Amount) does not include: amounts under riders that do not provide level or increasing coverage for at least two years after acceleration date; and amount payable under accidental death benefit rider.

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Minimum payment is $25,000.

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Maximum payment is lesser of 75% of Eligible Amount and $250,000.

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Death benefit reduced by accelerated amount.

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Face Amount and Account Value reduced by same percent as decrease in death benefit.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Prevents policy lapse due to Policy Debt by providing a guaranteed paid-up insurance benefit	Optional (This rider is included automatically with the policy if the policy was issued using the Guideline Premium Test.)

Requirements:

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Policy In Force and at or past 15th  Policy Anniversary.

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Insured at least Attained Age 75.

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Account Value at least $100,000.

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Non-loaned Account Value must be sufficient to pay rider charge (if not, Owner required to repay Policy Debt to exercise rider).

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Policy issued under Guideline Premium Test.

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Policy is not and upon exercise of rider will not become a MEC.

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Policy Debt exceeds specified percentage of Account Value.

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Amounts that can be withdrawn without federal tax penalty have been withdrawn.

Exercising rider results in:

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Change to Option 1 death benefit if not already selected.

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Face Amount equals Minimum Death Benefit.

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Loaned Account Value earns interest at loan interest rate.

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Non-loaned Account Value held in GPA and accrues interest at not less than minimum GPA rate.

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All other riders terminate.

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No additional premiums allowed.

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No further policy loans or repayments, except in New York.

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No further policy changes, transfers and withdrawals allowed.

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Death benefit adjusted and may be reduced to Minimum Death Benefit.

Disability Benefit Rider	Credits specified amount to Account Value and waives monthly charges on specific Monthly Charge Dates while Insured is totally and continuously disabled (as defined in rider)	Optional
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Evidence of insurability required to add rider.

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Monthly credit of specified amount ends day before Insured’s Attained Age 65.

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Waiver of monthly charges ends day before Insured’s Attained Age 65 if Total Disability began at Insured’s Attained Age 60 or older.

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Rider not available if Waiver of Specified Premium Rider or Waiver of Monthly Charges Rider added to policy.

Guaranteed Insurability Rider	Provides right to increase Face Amount or purchase new policy without evidence of insurability on specified dates	Optional
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Evidence of insurability required to add rider.

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Requires premium payment to increase Face Amount or purchase new policy.

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Option amount limited to lesser of $125,000 or two times Face Amount of base policy.

Waiver of Monthly Charges Rider	Waives monthly charges while Insured is totally and continuously disabled (as defined in rider)	Optional
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Evidence of insurability required to add rider.

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Rider benefit ends day before Insured’s Attained Age 65, if Total Disability began when Insured was Attained Age 60 or older.

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Rider not available if Disability Benefit Rider or Waiver of Specified Premium Rider added to policy.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Waiver of Specified Premium Rider	Credits Account Value with the greater of (1) specified monthly premium or (2) monthly charges due, while Insured is totally and continuously disabled (as defined in the rider)	Optional
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Evidence of insurability required to add rider.

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Rider benefit ends day before Insured’s Attained Age 65, if Total Disability began when Insured was Attained Age 60 or older.

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If Total Disability began before Insured was Attained Age 60 and continues to Attained Age 65, rider benefit after Age 65 limited to crediting Account Value with monthly charges due.

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Rider not available if Disability Benefit Rider or Waiver of Monthly Charges Rider added to policy.

Right to Convert to a Whole Life Insurance Policy Endorsement	Allows conversion to whole life policy made available by us or one of our insurance affiliates without evidence of insurability and deduction of surrender charges	Standard (for issue ages 59 and below)
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Conversion period begins on 5th Policy Anniversary and ends on 15th Policy Anniversary or when the Insured reaches Attained Age 65, whichever is earlier.

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Conversion not permitted within two years of Face Amount increase or policy reinstatement.

Adjustment to Surrender Charges Endorsement (for internal replacements)	Waives surrender charges in exchange of policy for non-variable life policy, made available by us or one of our insurance affiliates	Standard	• The exchange must take place during Policy Year 6 or later. • Evidence of insurability required. • MassMutual reserves right to require repayment of loans and loan interest.
Portfolio Rebalancing Program	Automatically rebalances Separate Account Divisions to maintain original percent allocation of Account Value	Optional	• Cannot use with the Dollar Cost Averaging Program or within 66 days of policy Issue Date.
Dollar Cost Averaging Program	Automatically transfers a specific amount of Account Value from a single Separate Account Division to other divisions or the GPA, at set intervals	Optional	• Cannot use with the Portfolio Rebalancing Program or within 66 days of policy Issue Date.
Persistency Credit	Automatically applies a percentage-based credit that is added to the policy’s non-loaned Value	Standard	• Not guaranteed except in New York.

Purchasing a Policy

How do I purchase a policy?

To purchase a policy, you must send us a completed application.

You select, within our limits, the policy’s Face Amount. The minimum Initial Face Amount is currently $50,000. The Face Amount is used to determine the amount of insurance coverage the policy provides while it is In Force. The Initial Face Amount is the Face Amount on the Policy Date and is listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the Insured’s risk classification. Coverage under the policy becomes effective on the date the last of all premiums due and necessary documents are received in Good Order at our Administrative Office.

How do I determine and make my first premium payment?

Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Initial Premium. The Minimum Initial Premium depends on:

•	your chosen premium frequency;

•	the policy’s Initial Face Amount and selected death benefit option;

•	the issue age, gender, and risk classification of the Insured; and

•	any riders on the policy.

Generally, you will give your first premium payment or payment instructions to the registered representative who sold you the policy. The first premium payment may be made by:

•	authorizing us to draft the initial premium electronically from your bank account;

•	check; and

•	wire transfer.

How do I make premium payments after I have made the initial premium payment?

This policy offers premium payment flexibility. When applying for the policy, you select (within the policy limitations) the Planned Premium amount and frequency (annual, semiannual, quarterly, or monthly). After the first premium has been paid, within limits, any amount of premium may be paid at any time while the Insured is living. Although you must maintain sufficient Net Surrender Value to keep the policy In Force, there is no required schedule for premium payments.

We will send premium notices for the Planned Premium based on the payment frequency in effect. If a Planned Premium payment is not made, the policy will not necessarily lapse, as it may already have sufficient Net Surrender Value. Conversely, making Planned Premium payments does not necessarily guarantee the policy will remain In Force, as investment fluctuations could cause the policy to have insufficient Net Surrender Value. To keep the policy In Force, it must have sufficient Net Surrender Value or satisfy the GDB Safety Test until the GDB Period End Date.

Additionally, before your policy terminates, we allow a Grace Period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount. Please see the “Policy Termination and Reinstatement” section of the statutory prospectus for more information.

Subsequent premium payments may be made by mail, electronic means or by wire transfer. You may initiate single or recurring premium payments through our secure website (www.MassMutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at (800) 272-2216.

How Your Policy Can Lapse

Can my policy lapse?

Yes. Your policy could lapse, and terminate without value, if the Net Surrender Value of the policy becomes too low to support the policy’s monthly charges. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Even if you have made Planned Premium payments, there is no guarantee that your policy will remain In Force. Conversely, your policy will not necessarily terminate if you do not make Planned Premium payments since the policy may have enough Net Surrender Value to cover the monthly charges.

Before your policy terminates, we allow a Grace Period during which you can pay the amount of premium needed to avoid termination. In addition, your policy offers a no-lapse death benefit guarantee, the Guaranteed Death Benefit (GDB) Safety Test. If the requirements of the GDB Safety Test are met, your policy will remain In Force until the GDB Period End Date, unless the Policy Debt

Limit is reached. We explain the Grace Period and the GDB Safety Test in more detail later in the section “Does the Policy offer any protections against my policy lapsing?”

If there is no Policy Debt, the policy will terminate without value at the end of the Grace Period if:

•	its Net Surrender Value on a Monthly Charge Date cannot cover the monthly charges due; and

•	the GDB Safety Test is not met or is no longer in effect on that date because the policy has reached the GDB Period End Date.

If there is Policy Debt, the policy will terminate without value at the end of the Grace Period if:

•	the Policy Debt Limit is reached, even if the GDB Safety Test is met. The Policy Debt Limit is reached when the Policy Debt (outstanding loans plus accrued interest) exceeds the Account Value less any surrender charges that may apply: (1) on a Monthly Charge Date or (2) on the Valuation Date a premium payment is received, if the policy is in the Grace Period.

If the policy does terminate, you may be permitted to reinstate it. See the “Can my policy be reinstated after a lapse?” section below.

What happens to my policy if it lapses?

If your policy lapses, your insurance coverage terminates. In the event of a policy lapse, we would apply the applicable surrender charge, also known as a deferred sales load, which compensates us for expenses incurred related to your policy. The surrender charge is a charge against the Account Value of the policy. The deduction is taken from the Separate Account Divisions and the GPA, excluding Policy Debt, in proportion to the values in each, on the effective date of the lapse.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Coverage Year	%	Coverage Year	%
1	100%	7	0 – 67%
2	50 – 100%	8	0 – 50%
3	6 – 100%	9	0 – 33%
4	0 – 100%	10	0 – 17%
5	0 – 100%	11	0%
6	0 – 83%

Policy Termination could have adverse tax consequences for you. To avoid Policy Termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy In Force.

Does the policy offer any protections against my policy lapsing?

Before your policy terminates because the Net Surrender Value is too low to support the policy’s monthly charges, we allow a Grace Period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating the premium amount. If there is no Policy Debt, the amount of premium needed to avoid Policy Termination will be the lesser of:

•	the amount needed to satisfy the GDB Safety Test; or

•	the amount needed to increase the Net Surrender Value to an amount sufficient to cover the monthly charges due.

If there is Policy Debt, the amount of premium needed to avoid Policy Termination will be the amount needed to bring the Policy Debt back within the Policy Debt Limit (Policy Debt cannot exceed the Account Value less surrender charges that may apply: (1) on a Monthly Charge Date or (2) on the Valuation Date a premium payment is received, if the policy is in the Grace Period).

The Grace Period begins on the date the monthly charges are due. It ends the later of:

•	61 days after the date it begins; and

•	31 days after we mail you the notice.

If the Insured dies during the Grace Period and the amount of premium needed to avoid Policy Termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid Policy Termination and any Policy Debt.

If we do not receive the required payment by the end of the Grace Period, the policy will terminate without value at the end of the Grace Period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.

This policy also offers a no-lapse guarantee, the GDB Safety Test, at no cost to you. Except as provided below, the GDB Safety Test, if met, allows you to keep the policy In Force until the GDB Period End Date, regardless of the value of the policy. The GDB Period End Date is shown in the policy’s specifications pages and is the Policy Anniversary on which the Insured reaches Attained Age 85.

The GDB Safety Test is met if, on a Monthly Charge Date, the GDB Measure is greater than or equal to zero.

Prior to the GDB Period End Date, if the GDB Safety Test is met and the Net Surrender Account Value is insufficient to cover the monthly charges due, the monthly charges due will be reduced to an amount equal to the Account Value. The Account Value will never be less than zero. However, even if the GDB Safety Test is met, this policy may terminate if the Policy Debt Limit is reached and the amount of premium needed to avoid termination is not paid by the end of the Grace Period.

If the GDB Safety Test is not met and the Net Surrender Value is sufficient to cover the monthly charges due, the policy will not terminate. The GDB Safety Test will still be available and can be satisfied in the future by paying an additional premium payment prior to the GDB Period End Date.

Can my policy be reinstated after a lapse?

If your policy terminates, you may be able to reinstate it; however, you may not reinstate your policy if the policy was surrendered (unless required by law) or it has been five years or more since termination.

To reinstate your policy, we will need:

•	a written application to reinstate;

•	evidence, satisfactory to us, that the Insured is still insurable;

•	a premium payment sufficient to keep the policy In Force for three months after reinstatement. The minimum amount of this premium will be quoted upon request; and

•	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC.

If you reinstate your policy, the Face Amount will be the same as it was when the policy terminated. Your Account Value will be the premium paid to reinstate your policy, less the premium expense charge, less applicable monthly charges due.

If the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

Surrendering Your Policy or Making Withdrawals:
Accessing the Money in Your Policy

Can I cancel my policy?

Yes, you can cancel your policy, known as a surrender, at any time while the policy is In Force. To surrender your policy, you must submit a completed surrender form and any other forms we may require. Upon surrender, we will pay you the policy’s Net Surrender Value. The Net Surrender Value is equal to the Account Value of the policy less any surrender charges and Policy Debt.

The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your surrender request will be effective as of the next Valuation Date.

We will normally pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences.

Can I make a withdrawal from my policy?

Yes, after the first Policy Year, you may withdraw up to 75% of the current Net Surrender Value. This amount is referred to as the maximum partial withdrawal. The minimum amount you may withdraw is $100. You can make a withdrawal by sending us a Written Request in Good Order on our partial withdrawal request form, stating the dollar amount and corresponding Separate Account Divisions from which you want the withdrawal made. If you withdraw from the GPA, the withdrawal cannot exceed the non-loaned Account Value in the GPA. We do not charge a withdrawal fee or a surrender charge for a withdrawal.

A withdrawal will reduce your policy’s Account Value by the amount withdrawn. If the policy’s Net Surrender Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal will also reduce the GDB Measure and, consequently, in most cases, will negatively impact the GDB Safety Test.

A withdrawal may also: (1) reduce your policy’s Face Amount; (2) have adverse tax consequences; and (3) change the premium limitations.

If your policy’s Face Amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the Face Amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal.

We will not allow a withdrawal that would reduce the Face Amount below the minimum Face Amount.

Withdrawal requests where evidence of insurability is not required will be effective on the Valuation Date we receive the Written Request in Good Order. Where evidence of insurability is required, the withdrawal request will be effective on the Valuation Date we approve the evidence of insurability application, provided the remainder of the request is in Good Order.

We will normally pay withdrawal amounts within seven calendar days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Additional Information about Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please refer to your policy’s specifications pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, take Account Value out of the policy, or exercise certain rider options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge(1)	When you pay premium.		All Coverage Years
		Maximum:	4.00% of each premium payment up to and including the Premium Expense Factor, and 4.00% of any premium payment in excess of the Premium Expense Factor.
		Current:	4.00% of each premium payment up to and including the Premium Expense Factor, and 4.00% of any premium payment in excess of the Premium Expense Factor.
Surrender Charges(2)(3)(4)(5) Surrender charges apply for the first ten Policy Years (fewer years in New York) and the first ten years following an increase in Face Amount (fewer years in New York).	Upon surrender, at the time of an elected decrease in Face Amount, or policy lapse.		First Coverage Year
		Maximum:	$3.85-$50.79 per $1,000 of Face Amount
		Current:	$3.85-$50.79 per $1,000 of Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(3)(4)(5)(6)	$14.73 per $1,000 of Face Amount
Accelerated Death Benefit for Terminal Illness Rider(7)	When you elect an accelerated death benefit payment	Maximum:	$250
		Current:	$100–$250
Overloan Protection Rider(8)	Once, when you elect to exercise the rider	Maximum:	3.20% of Account Value(8)
		Minimum:	1.00% of Account Value(8)
		Representative Insured: Age 80	3.20% of Account Value

(1)

The Premium Expense Factor referenced in the table is used to determine premium expense charges. For the Initial Face Amount, the Premium Expense Factor is based on the issue age, gender, and risk classification of the Insured. For each increase in the Face Amount, the Premium Expense Factor is based on the Attained Age, gender, and risk classification of the Insured on the effective date of the increase. The Premium Expense Factor is shown in the policy; it will be quoted upon request before the policy is issued. Premium Expense Factors for policies issued in New York may vary.

Examples of Premium Expense Factors are shown in the following table. An example of how the factor is used to determine your premium expense charge is located under “Premium Expense Charge” in the “Transaction Fees” sub-section of the “Charges and Deductions” section in the statutory prospectus.

	Premium Expense Factors Per $1,000 of Face Amount and Applicable Premium Expense Charges (Assumptions: Non-Tobacco Risk Classifications, Premium Payments of $20 Per $1,000 of Face Amount)
		Male		Female
	Charge	Age 35	Age 55	Age 35	Age 55
	Premium Expense Factor Per $1,000 of Face Amount	9.56	25.70	7.84	20.70
	A: Current and Maximum Premium Expense Charge for premiums up to and including Premium Expense Factor (4%)	$0.38	$0.80	$0.31	$0.80
	B: Current and Maximum Premium Expense Charge For Premiums Exceeding Premium Expense Factor (4%)	$0.42	$0.00	$0.49	$0.00
	Current and Maximum Premium Expense Charge for the entire $20 premium (A+B)	$0.80	$0.80	$0.80	$0.80
(2)	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for additional information.
(3)

For the Initial Face Amount, the rates vary by the Insured’s gender, issue age, risk classification, and year of coverage. For each increase in the Face Amount, the rates are based on the Attained Age, gender, and risk classification of the Insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

(4)

Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy made available by us or one of our insurance affiliates. For additional information, please see “Adjustment to Surrender Charges Endorsement (for internal replacements)” in the Additional Benefits table and “Right to Exchange or Convert” in the “Other Benefits Available Under the Policy” section  in the statutory prospectus.

(5)

Surrender charges apply for the first ten Policy Years (fewer years in New York) and the first ten years following an increase in Face Amount (fewer years in New York). They will equal the first year’s surrender charge multiplied by the applicable annual percentage listed in the following table. These percentages vary by issue age.

	Coverage Year	%	Coverage Year	%
	1	100%	7	0–67%
	2	50–100%	8	0–50%
	3	6–100%	9	0–33%
	4	0–100%	10	0–17%
	5	0–100%	11	0%
	6	0–83%
(6)	The rates shown for the “representative insured” are first year rates only.
(7)	The fee we deduct may vary by state, but will not exceed $250.
(8)	The charge is assessed once at the time the Overloan Protection Rider is exercised. The applicable percentage of Account Value varies by Attained Age beginning at 75.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, other than Fund fees and expenses.

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Insurance Charge(1)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$83.33 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Current:	$0.01-$82.50 per $1,000 of Insurance Risk
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(1)(2)	$0.07 per $1,000 of Insurance Risk
Substandard Risk Charge(3)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$83.33 per $1,000 of Insurance Risk
		Current:	$0.0025-$83.33 per $1,000 of Insurance Risk
Administrative Charge(4)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$15 per policy
		Current:	$10 per policy
Asset Charge	Daily	Maximum:	1.25% of the policy’s average daily net assets in the Separate Account
		Current:	0.10% of the policy’s average daily net assets in the Separate Account
Face Amount Charge(4)(5)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$2.82 per $1,000 of Face Amount
		Current:	$0.00-$1.59 per $1,000 of Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(4)(5)	$0.36 per $1,000 of Face Amount
Loan Interest Rate Expense Charge(6)	Daily, if there is Policy Debt.	Maximum:	1.00% annually as a percentage of loaned amount
		Current: Policy Years 1 – 10:	0.65% annually as a percentage of loaned amount
		Policy Years 11+:	0%

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Disability Benefit Rider(7)(8)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.00-$0.28 per $1 of Monthly Deduction(9) plus $0.00-$0.04 per $1 of Specified Benefit Amount
		Current:	$0.00-$0.28 per $1 of Monthly Deduction(9) plus $0.00-$0.04 per $1 of Specified Benefit Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(7)(8)	$0.06 per $1 of Monthly Deduction(9) plus $0.02 per $1 of Specified Benefit Amount
Guaranteed Insurability Rider(10)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.03-$0.11 per $1,000 of Option Amount
		Current:	$0.03-$0.11 per $1,000 of Option Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk (10)	$0.11 per $1,000 of Option Amount
Waiver of Monthly Charges Rider(7)(8)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.00-$0.28 per $1 of Monthly Deduction(9)
		Current:	$0.00-$0.28 per $1 of Monthly Deduction(9)
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk (2)(7)(8)	$0.06 per $1 of Monthly Deduction(9)

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Waiver of Specified Premium Rider(7)(8)	Monthly, on the policy’s Monthly Charge Date	Maximum:	The Greater of $0.00-$0.28 per $1 of Monthly Deduction(9) or $0.00-$0.04 per $1 of Specified Monthly Premium Amount
		Current:	The Greater of $0.00-$0.28 per $1 of Monthly Deduction(9) or $0.00-$0.04 per $1 of Specified Monthly Premium Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(7)(8)	The Greater of $0.06 per $1 of Monthly Deduction(9) or $0.02 per $1 of Specified Monthly Premium Amount

(1)

The rates vary by a number of factors including, but not limited to, the Insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular Owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.
The insurance charge rates reflected in this table are for standard risks. The maximum insurance charge rates are based on the 2017 Commissioners’ Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality (2017 CSO) Tables. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value.

(2)	The rates shown for the “representative insured” are first year rates only.
(3)

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings and/or flat extra charges. Table ratings and flat extra charges are components in the calculation of the insurance charges for the base policy and any applicable monthly rider insurance charges. Substandard risk charges only apply if certain factors result in an Insured having a substandard rating and will be shown in the policy’s specifications pages. Note that the insurance charges, including any table ratings and/or flat extra charges, will not exceed $83.33 per $1,000 of Insurance Risk. For additional information, refer to the “Monthly Charges Against the Account Value” sub-section of the “Charges and Deductions” section of the statutory prospectus.

(4)	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for additional information.
(5)

The face amount charge is set at issue for the Initial Face Amount and, for each increase, on the effective date of the increase. The charges will vary by the issue age, gender, and risk classification of the Insured for the Initial Face Amount and, for increases, by the Insured’s Attained Age, gender, and risk classification on the effective date of the increase. The range of face amount charges reflected for coverage years 1–20 simply accounts for the range of issue ages for all potential Insureds. Please see the full range of rates per $1,000 of Face Amount in the table below. The rates shown are for standard risks. Maximum and current rates may vary in New York, but will not exceed the maximum rates shown.

	Coverage Year	Maximum Rate	Current Rates
	1–2	$2.82	$0.14–$1.59
	3–5	$2.44	$0.12–$1.29
	6–9	$1.69	$0.09–$1.02
	10–20	$1.69	$0.00
	21+	$0.00	$0.00
(6)

We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. During the first ten Policy Years, the current Loan Interest Rate Expense Charge is 0.65% of the loaned amount and 0.00% of the loaned amount in subsequent Policy Years. The maximum Loan Interest Rate Expense Charge is 1.00% for all Policy Years.

(7)

The rates shown are for standard risks and vary by the Insured’s gender and Attained Age. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

(8)	For substandard risks, the rates may be increased by a multiple of 1 or 2 times the standard rates shown.

(9)	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge; (b) face amount charge; (c) insurance charge; and (d) any applicable rider charges.
(10)

The rates shown are for standard risks and vary by the Insured’s gender and issue age. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

All of the monthly charges listed in the tables above are deducted proportionately from the then current Account Values in the Separate Account and the GPA (unless you direct us to deduct monthly charges from one Separate Account Division or from the GPA). The asset charge is deducted from the assets of the Separate Account only.

The next table shows the minimum and maximum total operating expenses charged by the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the policy. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.(1)

Annual Fund Operating Expenses	Minimum	Maximum
(expenses are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	0.12%	1.49%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Appendix A

Funds Available Under the Policy

The following is a list of Funds currently available under the policy. This list of Funds is subject to change, as discussed in the statutory prospectus for the policy. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/Apex. You can also request this information at no cost by calling (800)  272-2216 or sending an email request to MassMutualServiceCenter@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.97%	18.32%	10.27%	7.32%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.00%	14.37%	7.94%	6.44%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	12.47%	6.44%	4.95%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.82%	11.65%	5.54%	4.37%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.90%	15.98%	8.95%	6.48%
Asset Allocation	MML iShares® 60/40 Allocation Fund (Class II)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50% (*)	15.24%	—	—
Asset Allocation	MML iShares® 80/20 Allocation Fund (Class II)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50% (*)	18.64%	—	—
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	13.90%	7.29%	5.50%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	4.64%	1.54%	0.95%
Fixed Income	Fidelity® VIP Bond Index Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited	0.14%	5.47%	0.91%	—

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Fixed Income

Fidelity® VIP Strategic Income Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK), FIL Investments (Japan) Limited

		0.65%	9.41%	3.73%	3.36%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.92% (*)	8.88%	1.30%	1.50%
Fixed Income	MML Dynamic Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Advisers: Western Asset Management Company, LLC and Western Asset Management Company Limited	0.57% (*)	7.99%	0.97%	—
Fixed Income	MML High Yield Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.96% (*)	13.21%	5.07%	4.53%
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.61% (*)	5.43%	3.19%	2.48%
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	6.70%	1.58%	2.04%
Fixed Income	MML Short-Duration Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.58%	6.94%	1.30%	1.58%
Fixed Income	MML Total Return Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.63%	5.45%	1.04%	1.55%
Fixed Income	PIMCO Income Portfolio (Institutional Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.88%	8.41%	3.48%	—
Fixed Income	Vanguard VIF Global Bond Index Portfolio Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.13%	6.52%	0.43%	—
Balanced	MML Blend Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50%	17.62%	9.10%	7.55%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	9.32%	11.99%	8.34%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	9.54%	11.20%	7.86%
Large Cap Value	MML Fundamental Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	0.80%	13.69%	12.14%	8.39%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.71%	9.19%	12.00%	8.79%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.56%	33.45%	16.65%	11.61%
Large Cap Blend	Fidelity® VIP Total Market Index Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.12%	26.07%	15.01%	—
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	23.22%	13.57%	10.02%
Large Cap Blend	MML Equity Index Fund (Class III) Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.	0.13%	26.10%	15.55%	11.89%
Large Cap Blend	MML Focused Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	0.87%	9.88%	13.44%	10.83%
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%	23.00%	14.99%	12.22%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.56%	24.51%	14.72%	10.97%
Large Cap Growth	MML American Funds Growth Fund (Service Class I)(3)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	37.96%	18.17%	13.87%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	49.53%	12.93%	12.05%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.69%	51.71%	17.75%	12.98%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	5.97%	11.11%	8.83%
Small/Mid-Cap Value	MML Small Company Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.99% (*)	16.14%	11.22%	7.62%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.82%	17.12%	11.06%	7.75%
Small/Mid-Cap Blend	BlackRock Small Cap Index V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.22% (*)	16.70%	9.83%	6.91%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Small/Mid-Cap Blend	Fidelity® VIP Extended Market Index Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.13%	17.44%	11.31%	—
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.73%	17.81%	13.18%	9.09%
Small/Mid-Cap Blend	Vanguard VIF Mid-Cap Index Portfolio Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.17%	15.83%	12.56%	9.27%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.87%	13.15%	12.77%	9.79%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	0.82%	22.64%	11.38%	10.40%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.08% (*)	16.84%	11.91%	8.80%
International/Global	Fidelity® VIP International Index Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.17%	16.16%	7.17%	—
International/Global

Fidelity® VIP Overseas Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited, and FIL Investments (Japan) Limited

		0.73%	20.51%	9.98%	4.91%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	21.06%	8.72%	3.80%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.82%	34.73%	12.30%	8.47%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.95%	16.22%	6.11%	2.22%
International/Global	MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	0.83%	14.37%	10.46%	7.39%
International/Global	MML International Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	0.95% (*)	18.51%	8.11%	—
International/Global	MML Strategic Emerging Markets Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.25% (*)	10.47%	1.93%	1.11%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Specialty(5)

Fidelity® VIP Health Care Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.59%	4.01%	9.48%	10.24%
Specialty(5)

Fidelity® VIP Real Estate Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.60%	11.19%	5.22%	6.04%
Specialty(5)	Janus Henderson Global Technology and Innovation Portfolio (Institutional) Adviser: Janus Henderson Investors US LLC Sub-Adviser: N/A	0.73%	54.55%	20.34%	17.14%
Specialty(5)

Macquarie VIP Asset Strategy Series (Standard Class)(6)
Adviser: Delaware Management Company
Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited

		0.60% (*)	14.27%	8.54%	3.65%
Specialty(5)	MML Equity Rotation Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.70% (*)	20.97%	13.77%	—
Specialty(5)	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.06%	12.87%	5.74%	4.36%
Specialty(5)	Vanguard VIF Real Estate Index Portfolio Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.26%	11.70%	7.18%	7.29%
Specialty(5)	Vest U.S.Large Cap 10% Buffer Strategies VI Fund (Class Y)(7)(8)(9) Adviser: VestSM Financial LLC Sub-Adviser: N/A	0.80% (*)	18.97%	—	—
(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(3)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(4)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as investment choices under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.
(5)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

(6)	Macquarie VIP Asset Strategy Series formerly known as Delaware Ivy VIP Asset Strategy.
(7)	Vest US Large Cap 10% Buffer Strategies VI Fund formerly known as Cboe Vest US Large Cap 10% Buffer Strategies VI Fund.
(8)	Buffer funds employ a strategy to provide buffer protection, which includes a capped upside return risk and an outcome period risk. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds and provide limited protection in the event of a market downturn. This may conflict with your investment objectives by limiting your ability to maximize growth of your Account Value. For more information about the risks associated with buffer funds, please see “Principal Risks – Defined Outcome Funds Risk” in the statutory prospectus.
(9)	The Vest US Large Cap 10% Buffer Strategies VI Fund is not available for policies issued in New York.

This Summary Prospectus incorporates by reference the  Apex VUL  policy’s statutory prospectus and Statement of Additional Information (SAI), both dated April 29, 2024, as amended or supplemented. The  SAI includes additional information about Massachusetts Mutual Variable Life Separate Account I.

You can find the statutory prospectus and SAI at www.MassMutual.com/Apex. You can also obtain this information at no cost by calling (800) 272-2216 or by sending an email request to MassMutualServiceCenter@MassMutual.com.

EDGAR Contract Identifier: C000211478